UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ] Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).

Yes [X] No [ ]

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PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

The 2015 Annual Meeting of Shareholders of PCS Edventures!.com, Inc. will be held at the PCS Edventures!.com, Inc. corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706, on September 25, 2015 at 10:00 a.m. Mountain Time. At this year’s Annual Meeting, we plan to conduct the following business items:

1.	To elect the current members of our Board of Directors;
2.	Ratification of the election of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending March 31, 2016;
3.	Amend our Articles of Incorporation to increase our authorized shares from 90,000,000 no par value shares to 100,000,000 no par value shares; and
4.	To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Friday, July 24, 2015, are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, whether you expect to attend the Annual Meeting in person, you are urged to participate by completing, dating and signing the accompanying Proxy card and returning it as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience. You may also vote over the Internet or by telephone using the information listed on the Proxy card or voting instruction form. If you send your Proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your Proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If you are unable to attend the Annual Meeting and would like to participate, we are broadcasting a live webinar of the Annual Meeting for shareholders. Information to access this webinar is listed in the Proxy Statement.

The fiscal year 2015 Annual Meeting will be held on or about September 25, 2015. The deadline for submitting shareholder proposals for the 2016 Annual Meeting 120 days from the Mailing Date (as defined below). Any proposal submitted after that deadline shall be considered untimely.

By the Order of the Board of Directors,

/ Britt E. Ide /

Britt E. Ide,

Chair of the Board, Secretary

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PCS EDVENTURES!.COM, INC

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Annual Meeting of shareholders.

TIME: 10:00 a.m., Mountain Time, on Friday, September 25th, 2015

PLACE: To be held at the PCS Edventures!.com, Inc. corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706.

It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-K of the Securities and Exchange Commission for fiscal year ended March 31, 2015, which is incorporated herein by reference, this Proxy Statement and the accompanying Proxy card will be mailed to shareholders starting on or about August 17, 2015.

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Annual Meeting. Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting. The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. No solicitation, other than by mail, is currently planned. The approximate cost of printing and mailing our 10-K Annual Report, this Proxy Statement is estimated at $8,500.

Approximate Date of Mailing of the Proxy Statement

This Proxy Statement is anticipated to be mailed to our shareholders on August 18, 2015 (the “Mailing Date”).

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY.

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Shareholders can ensure that their shares are voted at the Annual Meeting, even if they plan to attend the Annual Meeting, by casting their vote by one of the following measures:

VOTE BY INTERNET - www.proxypush.com/itc

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 24, 2015. Have your Proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the Control Number off the Proxy Card to vote online.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy card and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-866-702-2536

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 24, 2015. Have your Proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy card and return it in the postage-paid envelope we have provided or return it to Interwest Transfer Co. Inc., P O Box 17136, Salt Lake City, UT  84117. The Proxy card must be received by September 24, 2015, in order for your vote to count.

Revocability of Proxy

The submission of a signed Proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the Annual Meeting of a shareholder who has signed a Proxy does not, by itself, revoke that Proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the Annual Meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election or adoption of each item so presented.

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

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Record Date

Only shareholders of record at the close of business on Friday, July 24, 2015 (this date is referred to as the “record date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the Annual Meeting.

Outstanding Shares

As of the record date, we anticipate that approximately 75,074,368 shares of our common stock will be outstanding. Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting.

Voting Rights and Required Vote

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by Proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Assuming a quorum is present, directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor, against or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the election of our auditors for fiscal 2016 and the amendment to our Articles of Incorporation to increase our authorized shares must also be approved by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote, assuming a quorum is present.

Effective Dates

The election of directors and the ratification of the election of our auditors for fiscal 2016, if respectively approved by our shareholders, will be effective immediately following the Annual Meeting. The amendment to our Articles of Incorporation, if approved by our shareholders, will be effective on the filing of such amendment with the office of the Secretary of State of Idaho.

Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of July 24, 2015, the record date for the Annual Meeting, regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management and any 5% beneficial owners and is updated from the March 31, 2015,

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information contained in our Annual Report on Form 10-K of the Securities and Exchange Commission that accompanies this Proxy Statement.

DIRECTORS AND EXECUTIVE OFFICERS

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Shares Issuable Upon Exercise of Warrants	Shares Issuable Upon Exercise of Convertible Note	Total	Percentage Owned (5)
Robert O. Grover, President & CEO	(2) 783,974	350,000				1,133,974	1.51%
345 Bobwhite Court, Suite 200
Boise, Idaho 83706
Dehryl A. Dennis Former Director	426,788	20,971				447,759	Less than 1.0%
345 Bobwhite Court, Suite 200
Boise, Idaho 83706
Donald J. Farley Former Director and Secretary	968,117	62,690	-	65,000		1,095,807	1.0%
345 Bobwhite Court, Suite 200
Boise, Idaho 83706
Todd Hackett	(1)25,891,882	-	96,754	2,200,000	5,000,000	33,188,636	44.0%
Director
345 Bobwhite Court, Suite 200 Boise, ID 83706
Murali Ranganathan Director	1,034,267	-	96,754	-	-	1,131,021	1.0%
345 Bobwhite Court, Suite 200
Boise, Idaho 83706
Britt Ide Director and Secretary
345 Bobwhite Court, Suite 200	133,000	-	96,754	-	-	229,754	Less than 1.0%
Boise, Idaho 83706
All officers and directors (as a group)	29,238,028	433,661	290,262	2,265,000	5,000,000	37,226,951	49%

(1)	Includes 25,891,882 shares owned of record by Mr. Hackett; of which 4,347,688 shares are beneficially owned by Todd R. Hackett & Patricia S. Hackett. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised. Todd Hackett is the only beneficial owner as defined by the Securities Exchange Commission as owners with greater than 10% ownership.

(2)	Includes 783,974 shares owned of record by Mr. Grover; of which 133,726 shares are beneficially owned by Robert O. Grover & Heidi K. Grover; 55,000 shares are beneficially owned by spouse, Heidi Grover.

Director Qualifications

In evaluating potential directors, The Board considers the following factors:

●	the appropriate size of our Board of Directors;
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●	our needs with respect to the particular talents and experience of our directors;
●	the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	familiarity with the educational industry;
●	experience with accounting rules and practices; and
●	the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, The Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Role of Board in Risk Oversight

One of the functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but oversees this function through the Board as a whole, as well as through our Audit Committee, which is responsible for discussing guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our Board oversees risk, including operational risk, liquidity risk and credit risk in various ways. Board meetings generally include discussions among Board members, management and outside consultants, when practical, regarding material risks we face, including operational and financial risk. Our management provides information to the Board regarding our approach to material risks, both at meetings and on a regular basis during informal discussion. In addition, the Board generally reviews the disclosures in our Annual Report on Form 10-K, including the risk factors. The Board’s discussions with management include whether all material risks and concerns have been identified and the manner in which management will address the issues.

Potential Conflicts of Interests of Compensation Consultants

None.

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Meetings of the Board of Directors

The Board of Directors conducted three regular Board meetings and numerous informal conferences.  No director attended less that 75% of the meetings.

PROPOSAL No. 1

ELECTION OF DIRECTORS

Nominees for Director

The nominees for election as Directors are the six people listed below. Each director is to serve until the next Annual Meeting of our shareholders or until his or her successor is elected and qualified or his or her prior resignation or termination.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members or Nominees named below to the Company’s Board of Directors.

Name	Age	Position	Held Position Since	Board Committees
Robert O. Grover	52	Co-CEO, Director	2011	Governance
Britt E. Ide	44	Director, Secretary	2014	Compensation, Governance
Todd R. Hackett	54	Co-CEO, Director	2012	Compensation, Audit
Murali Ranganathan	45	Director	2013	Audit, Governance
Paula Lupriore	57	Director	2015	Compensation
K. Sue Redman	58	Director	2015	Audit

Robert O. Grover. Mr. Grover was appointed Chief Executive Officer in January 2012. In 2011, he served as the Chief Technology Officer and President of PCS International. From March 2010 to January 2012, Mr. Grover served as President, Chief Operating Officer and Chief Technology Officer. Mr. Grover joined PCS at its inception and has spent the last two decades with PCS, designing, developing, and creating PCS learning programs and services intended to facilitate student-centered, experiential learning. Mr. Grover has worked closely with a variety of organizations to design, implement, and study successful, hands-on STEM programs, including the United States Department of Education, the National Science Foundation, the Boys and Girls Clubs of America, the YMCA, the US Army, the US Air Force, NASA, Boise State University, Idaho State University, SECME, and many others. Mr.

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Grover has traveled extensively throughout the world promoting PCS programs and developing International relationships for the Company. He was appointed to the Idaho District Export Council by the US Secretary of Commerce in January of 2012. A Merit Scholar, Mr. Grover attended Michigan State University for course work in Astrophysics, Philosophy, Computer Science, and Religious Studies; he attended the University of Idaho for additional coursework in History, Religious Studies, and Philosophy; and graduated with a B.A. in English, Creative Writing and an A.A.S in Management from Boise State University in 1988. Mr. Grover has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

With Mr. Grover’s 25 plus years of experience, acquired knowledge and creativity, we feel that he contributes an excellent awareness of industry trends and brings the strategies and tactic needed to retain and attract new business opportunities.

Britt E. Ide. Britt E. Ide holds a B.S. in Mechanical Engineering from Ohio State University, an M.S. in Environmental Engineering from Montana State University, a Juris Doctor from the University of Utah, and a Certificate in Mediation from Harvard University. Her diverse experience as an engineer, lawyer and business owner has included Battelle Memorial Institute, Boise Cascade Corporation, Albertsons, Idaho Power Company, and currently as President of Ide Law & Strategy, PLLC. Britt is adept at strategic analysis, social media, marketing, consensus building, intellectual property, governance, public policy, and education. She serves on the Advisory Board of the Responsible Business Initiative at the Boise State University College of Business; as a Clean Energy Ambassador for the US Department of Energy and the International Clean Energy Ministerial; and is on the Fulbright Roster of Specialists. Ms. Ide is a passionate advocate for engaging kids, especially girls, in STEM education and careers.

Todd R. Hackett. Todd R. Hackett is the owner of a successful construction company in Iowa who first became aware of PCS as an investment opportunity in 2007. Over the past five years his involvement with PCS has grown from a casual investor to a strong advocate for bringing educational opportunities to both children and young adults to strengthen their knowledge in math and science. Mr. Hackett brings a strong business background to PCS, well founded in the fundamental principles of building a successful company. He has demonstrated his abilities in the building of his own company from a start-up in 1981 to a major construction firm now handling multi-million dollar projects. Many of his projects involve educational institutions, such as community colleges, middle schools, libraries, and applied technology labs. Mr. Hackett has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Mr. Hackett is actively involved in his community, is passionate about the potential of PCS, and is actively engaged in helping to create a company that will have deep shareholder value as well as improve STEM education around the world. We believe Mr. Hackett brings valuable business and financial experience to PCS.

Murali Ranganathan. Murali Ranganathan is the Senior Manager of Finance Strategy for Micron, where he is the financial lead for evaluating, negotiating, and conducting due diligence on Micron’s M&A and venture investment opportunities.

Mr. Ranganathan is a planning and financial expert who is well versed in due diligence. Mr. Ranganathan assumed the role of Chairman of our Audit Committee, replacing long time director, Michael McMurray, who resigned from the Board in November 2012. Mr. Ranganathan has a long and impressive career in

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both engineering and finance, with a Masters in Industrial and Systems Engineering from Ohio State, and an MBA from the Booth School of Business at the University of Chicago.

Paula LuPriore. Paula LuPriore is a technology CEO with diverse experience as an international business leader for multinational (IBM), mid-market, and early stage companies. With a focus on enterprise software, SaaS (Software-as-a-Service), IT, and hardware, Ms. LuPriore is CEO of WujiTech, Inc., an emerging software company that offers a breakthrough mobile and enterprise-level solution for Neurofeedback and health data analytics to help achieve peak performance for children and adults. Previously, Ms. LuPriore was Interim CEO of Asyst Technologies Inc., a publicly-traded technology company headquartered in California, with operations in North America, Japan, and Asia Pacific.

Ms. LuPriore began her career at IBM, holding various Vice President positions and served on both the Chairman’s Senior Leadership Group and the Corporate Technology Leadership Council. Her IBM experience spanned various technology businesses, including enterprise software and services, information technology, printing and information management, networking, and storage.

K. Sue Redman. Ms. Redman is an Executive Professor in the Accounting Department of Mays Business School at Texas A&M University. Ms. Redman was the Senior Vice President and Chief Financial Officer/Chief Operating Officer of Texas A&M University, the nation’s seventh largest university. Ms. Redman is also the President of Redman Advisors LLC, a private consulting firm specializing in the areas of enterprise risk management, corporate finance, accounting, and strategy. Ms. Redman served as Lead Engagement Partner from 1980 to 1999, at PricewaterhouseCoopers, for multinational and national clients, including retail, energy, engineering and construction, and private equity.

Ms. Redman was a Director from 2006 to 2013 of Apollo Group, Inc., a publicly held education provider with annual revenues of $4 billion and which traded on NASDAQ. She was the chair of the Audit Committee and member of the Finance, Special Litigations, and Compensation Committees of the Board. She is the author of several audit committee and governance articles, including “What Qualities Make a Sound Financial Expert” (published in Compliance Week) and “A First Step in Audit Committee Effectiveness” (published in Directors and Boards).

Ms. Redman earned a Bachelor of Business Administration in accounting from Texas A&M University and is a Certified Public Accountant in Texas, Arizona and California.

Committees

Audit Committee:

We chartered an Audit Committee in 2001 for the purpose of engaging an accounting firm, which is currently M&K CPAs, PLLC, for our annual audit and quarterly reviews. The Audit Committee currently consists of Board members Murali Ranganathan, Todd R. Hackett, and K. Sue Redman. Mr. Ranganathan, Audit Committee Chair, is considered a committee financial expert, based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act. Mr. Ranganathan and Ms. Redman are independent directors (based on the definition of independence below).

The Audit Committee continued to implement its Charter regarding the scope and responsibilities for the Audit Committee adopted in fiscal year 2005 and revised in fiscal year 2010. The Audit Committee meets

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with M&K CPAs, PLLC via telephone conference on a quarterly basis and meets separately with management to review quarterly financial results and to discuss any accounting related issues. In addition, the Audit Committee discusses auditing issues as needed during regularly scheduled Board meetings, which are documented in the Company’s minutes. The Audit Committee had 2 meetings during fiscal 2015.

The Audit Committee is currently responsible for

(i)                 appointing or replacing our auditing firm;

(ii)               reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors;

(iii)             reviewing the qualifications, expertise, and suitability of our auditors;

(iv)             speaking with and approving all actions to be undertaken by our auditors; and

(v)               reviewing and providing feedback for our internal control reports

Audit Committee Report

The audit committee has:

(i)	reviewed and discussed the audited financial statements with management;
(ii)	discussed with the independent accountant the matters required to be discussed by Statement on Auditing Standards 61, as amended, [or the Codification of Statements on Auditing Standards, AU Section 380,] which includes a review of the findings of the independent accountant during its examination of the Company’s financial statements; received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence,
(iii)	discussed with the independent accountant the independent accountant’s independence; and
(iv)	based on the above review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee of

the Board of Directors

Murali Ranganathan, Director

Todd R. Hackett, Director

*K. Sue Redman, Director, joined the Board of Directors and the Audit Committee after the fiscal year ended March 31, 2015, and did not participate in such recommendation)

Nominating and Governance Committee:

The Nominating and Governance Committee currently consists of Board members Britt E. Ide, Murali Ranganathan, and Robert O. Grover. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

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Last spring, the Nominating and Governance Committee conducted a formal recruiting and nominating process to fill the board seat vacated by Andrew Scoggin’s resignation in January, 2015. The entire Board developed a matrix of current board skills, desired additional skills and a recruitment posting that was posted publicly and shared with board recruiters. The Governance/Nominating Committee reviewed the numerous applications and conducted phone interviews of the top candidates. The entire Board interviewed the finalists by telephone and added two directors to the Board (Ms. Redman and Ms. LuPriore, whose bios listed above).

The Nominating and Governance Committee is currently developing a committee charter document. Ms. Ide and Mr. Ranganathan are independent directors (based on the definition of independence below).

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the attention of the Board of Directors at 345 Bobwhite Court, Suite 200, Boise, ID 83706. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interest in the concerns of shareholders. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Compensation Committee:

We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management’s compensation, as well as any incentive plans proposed by the Company. The compensation committee currently consists of Board Members Britt Ide, Todd Hackett, and Paula LuPriore. Todd Hackett currently serves as the temporary, uncompensated Co-CEO. Compensation for each member of the compensation committee is included in the table titled Director Compensation for fiscal year 2015. The Compensation Committee is currently developing a committee charter document. Ms. Ide and Ms. LuPriore are independent directors (based on the definition of independence below).

Compensation Committee Report

This report addresses what the Compensation Committee is responsible for and how the Company currently decides on compensation of its executive officers.

The Compensation Committee is currently responsible for:

(i) reviewing and monitoring the appropriateness of the Company’s executive compensation;

(ii) reviewing and approving, where necessary, compensation and benefits to executives;

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(iii) evaluating the performance of the executive officers;

(iv) monitoring the benefit plan(s) offered to employees of the Company; and

(v) evaluating and making recommendations for our stock incentive plan(s).

The Compensation Committee held one meeting during fiscal year 2015. In addition, any discussions related to compensation were discussed during regularly scheduled Board meetings, after which time the conversations were incorporated into the Company’s minutes. Within these discussions, the Compensation Committee discussed Compensation Discussion and Analysis including, but not limited to compensation awarded to, earned by or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans. The Compensation Committee sets all levels of compensation for the executive officers. For executive officers other than the CEO, the committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. The CEO’s compensation is determined by the compensation committee each year after open discussions with other Board members. The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards, to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstrated by the executive officers as a whole.

The Compensation Committee has reviewed and discussed the CD&A with management and has recommended that the CD&A be included in the Company’s Annual Report and Proxy Statement.

The Compensation Committee of

the Board of Directors

Britt Ide, Director

Todd R. Hackett, Director

*Paula LuPriore, Director (joined the Board and Compensation Committee after the fiscal year ended March 31, 2015, and did not participate in the meeting held by the Compensation Committee)

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Executive Compensation:

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2013-2015

The following table provides information relative to compensation paid to our executive officers for the years ended March 31, 2013, through March 31, 2015. During the fiscal year ended March 31, 2015, Mr. Grover’s salary comprised 14.8% of the total compensation paid to all employees.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Comp.	Total ($)
					($)	($)	($)	($)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert O. Grover, CEO	FY2015		100,000						(i)	100,000
	FY2014		100,000						(i)	100,000
	FY2013	(iii)	104,166		9,000	42,500			(i)	155,666
Leann R. Gilberg, Former CFO (ii)	FY2015
	FY2014
	FY2013		62,977		2,500	18,000			(i)	83,477
Brett A. Newbold, Former COO (ii)	FY2015
	FY2014
	FY2013	(iii)	58,285		4,000	6,000			13,600 (i)	81,885
Russelee V. Horsburgh, VP & Treasurer	FY2015		72,800						(i)
	FY2014
	FY2013

(i). Aggregate amount of other compensation is less than $50,000 or 10% of the total annual salary and bonus reported.
(ii). Ms. Gilberg’s compensation is pro-rated based on a hire date of September 15, 2011, and termination date of November 30, 2012. Mr. Newbold’s compensation is pro-rated based on a hire date of March 16, 2012, and a termination date of February 11, 2013. Ms. Grindle’s compensation is pro-rated based on her resignation effective January 04, 2012.

(iii). Base Salary paid in a percentage of cash and Restricted Rule 144 Stock granted or issued under our 2009 Equity Incentive Plan
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GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2015

The following table outlines the equity-based awards granted to our executive officers for the fiscal year ended March 31, 2015.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Robert O. Grover, CEO	-	-	-	-	-	-	-	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2015

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert O. Grover	11,250	-		0.60	06/17/15	-	-	-	-
Robert O. Grover	375,000	475,000	-	0.06	7/15/15 to 6/1/18	-	-	-	-
Russelee V Horsburgh	50,000	10,000	60,000.036		03/31/17to12/31/19	-	-	-	-

The Company also makes available medical and dental insurance coverage for its officers and other U.S. employees.

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OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Robert O. Grover	-	-	-	-

Director Independence

We believe that all members of our Board of Directors, with the exception of our Chief Executive Officers, Mr. Robert O. Grover and Mr. Todd R. Hackett, are independent, based on the following definition of an “independent director” using the NASDAQ standard, which is quoted below from Rule 5605(a)(2), which our Board of Directors has adopted as the definition of an “independent director,” even though we are not required to have independent directors. (2) ”Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

i.	compensation for Board or Board committee service;

ii.	compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

iii.	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

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(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.	payments arising solely from investments in the Company’s securities; or

ii.	payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

(G) in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the Board of Directors or any Board committee.

Director Compensation For Fiscal Year 2015

Effective October 1, 2009, the Board resolved and adopted the annual fees to be paid to outside Directors of the Board to be $30,000 annually and paid in the form of Restricted Stock Units, or other form authorized under our PCS 2009 Equity Incentive Plan as the Board determines. Effective September 1, 2012, the Board resolved and adopted that the annual fees to be paid to outside Directors of the Board be reduced to $15,000 annually and paid in the form of Restricted Stock Units, or other form authorized under our PCS 2009 Equity Incentive Plan as the Board determines. With respect to the time period of director service from September 1, 2014, through September 30, 2015, the Board approved the grant to each Director for compensation for service of 150,000 Restricted Stock Units under our PCS Equity Incentive Plan.  The one-time 13-month term will allow the future yearly grant timing to match the Annual Meeting cycle. Restricted Stock Units are subject to forfeiture as described in our 2009 Plan. As of March 31, 2015, we had $12,117 of director fees accrued. On February 1, 2015, the Board of Directors appointed Todd R. Hackett as Co-Chief Executive Officer. Mr. Hackett is not employed by us and receives no compensation other than his compensation as a member of the Board of Directors. Mr. Grover, the Company’s employed CEO, has been excluded from receiving additional compensation as a Board member beginning with the second fiscal quarter of 2006, by unanimous consent of the Board.The following table shows awards and payments to outside Directors of our Board for fiscal year ending March 31, 2015, as compensation.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Todd Hackett	-	15,000	-	-	-	-	15,000
Britt Ide		8,750	-	-	-	-	8,750
Murali Ranganathan	-	10,000	-	-	-	-	10,000

Certain Relationships and Related Transactions

During the fiscal year ended March 31, 2015, the Company converted an aggregate 489,286 restricted stock units (“RSUs”) payable to common stock to three non-management Directors, Todd R. Hackett, Murali Ranganathan, and Britt E. Ide, for services rendered at a rate of one share of common stock for each Restricted Stock Unit. Mr. Hackett received 150,000 shares of common stock. Each common stock share was valued at $0.055, based on the closing price of the Company’s common stock at the date of grant. Non-management Director Mr. Ranganathan received 214,286 shares of common stock. Each common stock share was valued at $0.055, based on the closing price of the Company’s common stock at the date of grant. Non-management Director Ms. Ide received 125,000 shares of common stock. Each common stock share was valued at $0.055, based on the closing price of the Company’s common stock at the date of grant. As of March 31, 2015, $12,117 is accrued under Restricted Stock Units payable.

During the fiscal year ended March 31, 2015, the Company made no purchases of its outstanding equity securities; however, Todd R. Hackett, the Company’s Co-CEO, shareholder, predominant promissory note holder, and Board of Directors member, has purchased 1,520,972 shares of PCS Edventures common stock on the open market between fiscal year end March 31, 2015, and May 22, 2015. Information about these purchases can be accessed in Mr. Hackett’s Schedule 13D filings with the Securities and Exchange Commission at www.sec.gov, under the filings of the Company.

During the fiscal years ended March 31, 2013, through March 31, 2015, the Company entered into various loan transactions with members of the Board of Directors (Todd R. Hackett and Murali Ranganathan), shareholder (Todd R. Hackett) and former employee (Anthony Maher). The loans were made in arms-length transactions and are fully disclosed in Note 7 of our audited consolidated financial statements contained in our 10-K Annual Report for the fiscal year ended March 31, 2015, a copy of which is attached hereto and is incorporated herein by reference.

Family Relationships

Chief Executive Officer, Robert O. Grover’s spouse, Heidi Grover, and daughter, Dalton Grover, are employed by the Company as the Director of Production and Marketing and Curriculum Coordinator, respectively.

Involvement In Certain Legal Proceedings

Anthony Maher brought suit against PCS in January of 2014, claiming breach of an employment contract, interference with economic expectancy, and fraud. A settlement was agreed in exchange for dismissal of the suit, and release of PCS from any liability to Mr. Maher for any and all claims related to Mr. Maher’s

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employment contract with PCS, PCS issued Mr. Maher 400,000 shares of our common stock, and paid Mr. Maher $50,000. PCS denied the allegations or any other wrongdoing claimed by Mr. Maher, but determined to settle the matter for a modest amount costing the Company $10,000 after insurance settlement and $2,650 in mediation fees, to avoid the expense of defending the action in court. The settlement agreement was executed on July 9, 2014.

On or about May 18, 2015, the Company was named as a co-defendant in a legal action related to one of its employees, alleged to have been driving an automobile negligently, while on work related services for us, and causing damages to the plaintiffs in the action. The action was brought in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Action number CV PI 1507419. We have engaged legal counsel to represent us in this matter, and we are not presently in a position to determine what, if any, liability we may have for the actions of our employee, or even whether such employee was negligence in any manner. We also believe that we have adequate insurance coverage for our legal representation and any potential liability. As this action progresses, we will update this information.

Transactions with Related Persons

See the heading “Certain Relationships and Related Transactions” above. Also see Part II, Item 5 and 8, and Part III, Item 13, of our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, which accompanies this Proxy Statement.

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Code of Ethics

We adopted a Code of Ethics that was attached as Exhibit 14 to our 2004 Annual Report on Form 10-K. The Code was revised in 2010 and is available on our investor web site at http://pcsv.global. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

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Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during our fiscal year ended March 31, 2015.

PROPOSAL No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending March 31, 2016, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of M&K CPAs, PLLC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Representatives of M&K CPAs, PLLC are not expected to be present at the Annual Meeting for the fiscal year ended March 31, 2015. Accordingly, they will not have the opportunity to make a statement nor will they be available to respond to appropriate questions.

Ratification of the selection of M&K CPAs, PLLC requires the affirmative vote of a majority of the votes of the holders of shares present in person or represented by Proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders in determining whether a quorum is present.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our fiscal year March 31, 2015, financial statements, we entered into an engagement agreement with M&K CPAs, PLLC that set forth the terms by which M&K CPAs, PLLC would perform audit services for us, including the responsibilities of M&K CPAs, PLLC and management in the conduct of the audit and estimated fees. That agreement is subject to alternative dispute resolution procedures.

The following table represents aggregate fees billed or to be billed to us for services performed for the fiscal years ended March 31, 2015, and 2014, by M&K CPAs, PLLC, our independent registered public accounting firm.

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Fee Category	FY2015	FY2014
Audit Fee	$53,750	$53,576
Audit Related Fee	-	-
All Other Fee	-	-
Total Fees	$53,750	$53,576

The total fees paid to M&K CPAs, PLLC for professional services performed in connection with the audit of our financial statements for the fiscal year ended March 31, 2015, and for review of our financial statements in connection with our 1st, 2nd and 3rd Quarterly Reports on Form 10-Q of fiscal 2015, was approximately $53,750. The Company paid $53,576 in fees during fiscal year ended March 31, 2014, which included review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the Securities and Exchange Commission.

All services provided by M&K CPAs, PLLC for the fiscal years ended March 31, 2015 and 2014 were approved by the audit committee.

The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to Ratify the Election of M&K CPAs, PLLC.

PROPOSAL No. 3

INCREASE IN SHARE AUTHORIZATION

Pursuant to Section 30-1-1003 of the Idaho Business Corporation Act, an amendment to the Articles of Incorporation of an Idaho corporation must first be adopted by the Board of Directors, and then submitted to and approved by shareholders owning a majority of the outstanding voting securities of the class voting on the amendment.

The Board of Directors resolved on July 15, 2015, to increase the Company authorized common stock from 90,000,000 shares with no par value to 100,000,000 shares of common stock with no par value, and has further directed that management submit the resolution for ratification by the shareholders at the Annual Meeting.

Reasons for the Adoption of the Amendment to Our Articles of Incorporation

Our Articles of Incorporation currently authorize the issuance of up to 90,000,000 shares of common stock with no par value per share, and there are currently 75,074,368 of such shares issued and outstanding. Our Board of Directors believes that an increase in the number of our authorized shares to 100,000,000 shares will provide the Company with a sufficient number of available shares for various corporate purposes, including the sale of common stock and securities convertible into common stock, as well as the issuance for potential acquisitions, share dividends, and the granting of options or warrants or issuances under compensatory plans presently in effect or that may be adopted by us in the future. As of the date hereof, we are not party to any agreement or arrangement by which any of the newly authorized shares will be issued.

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The increase in our authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in us. Our ability to issue the increased number of voting securities may lead to an increase in the number of votes required in order to approve a future change in control and may make it substantially more difficult for third parties to gain control of us through a tender offer, proxy contest, merger, or other transaction. The ability to prevent a change in control may deprive our shareholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that could result from a transaction of this type. Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common shareholders. Despite these potential anti-takeover effects, however, our Board of Directors believes that the financial flexibility afforded by an increase in our authorized common stock outweighs any potential disadvantages. Our Board of Directors has adopted the resolutions necessary to increase our authorized shares with a view to such flexibility, and not with a view to its potential anti-takeover effects. Our management and our Board of Directors have no present intention to use the increased number of authorized common shares for any anti-takeover purpose.

Our issuance of any additional shares of our common stock may dilute both the equity interests and the earnings per share of our existing common shareholders. Such dilution may be substantial, depending on the number of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The amendment of our Articles of Incorporation to increase our authorized common shares will not have any material effect on our business operations or reporting requirements with the Securities and Exchange Commission, other than the requirement that we file a Current Report on Form 8-K with respect to such amendment.

The Board of Directors recommends that shareholders vote FOR Proposal No. 3 to Ratify the Increase in our Authorized Shares.

A copy of our Annual Report on Form 10-K for the fiscal year ending March 31, 2015, is attached. Should additional copies be required, they may be obtained by one of the following means:

  E-mailing Robert@edventures.com;
  Calling Investor Relations at (208) 343-3110;
  Visiting http://pcsv.global;
  Writing Investor Relations:

PCS Edventures!.com, Inc.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on September 25, 2015. If you are unable to attend and are interested in participating, you can view a live broadcast of the meeting virtually by following the instructions below:

https://attendee.gotowebinar.com/register/4105331595029071618

The phone number and conference code will be e-mailed to you when you register.

For assistance, please call our office at (800) 429-3110, and we will guide you through the process. We look forward to having you!

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PROXY VOTE CARD

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD

SEPTEMBER 25, 2015

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PCS Edventures!.com, Inc., an Idaho Corporation (the "Company"), hereby appoints Britt E. Ide, or in his absence Robert O. Grover, as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held at the PCS Center for STEM Education located in the corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706, on September 25, 2015, at 10:00 a.m. Mountain Time and to vote said shareholder's shares as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF

THE PROPOSALS SET FORTH BELOW

Proposal No. 1

Election of Directors

I direct that my proxy vote on the proposal to elect the following to the Board of Directors, as follows:

A.	Britt E. Ide

_______ For      _______ Against       ______ Withhold Authority

B.	Murali Ranganathan

_______ For      _______ Against       ______ Withhold Authority

C.	Todd R. Hackett

_______ For       _______ Against       ______ Withhold Authority

D.	Laura LuPriore

_______ For      _______ Against       ______ Withhold Authority

E.	K. Sue Redman

_______ For      _______ Against       ______ Withhold Authority

F.	Robert O. Grover

_______ For      _______ Against       ______ Withhold Authority

Proposal No. 2

Ratification of Auditor

Ratification of the election of M&K CPA’s, PLLC as the Company's independent registered public accounting firm.

______ For         _______ Against          ______ Withhold Authority

Proposal No. 3

Amendment to Articles of Incorporation to Increase Authorized Shares

Ratification of an amendment to our Articles of Incorporation to increase to the Company’s authorized common stock from 90,000,000 shares with no par value to 100,000,000 shares of common stock with no par value

______ For         _______ Against          ______ Withhold Authority

Other Matters

______ Withhold Authority

The shares represented by this proxy will be voted as directed by the shareholders, but if no instructions are specified, this proxy will be voted for the Proposals. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Annual Meeting, together with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE PROVIDE CORRECTED INFORMATION IF APPLICABLE

____________________________________________________________________________________

Address:

____________________________________________________________________________________

City                 State    Zip

Phone No.